UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 13, 2008

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation and Wisconsin Power and Light Company.

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On March 13, 2008, Wisconsin Power and Light Company (“WPL”), a wholly owned subsidiary of Alliant Energy Corporation, issued a press release announcing that it has received a notice of intent to sue from the Sierra Club of Wisconsin. The notice claims that WPL did not file its application for renewal of an air permit at the Columbia Energy Center in Portage, Wisconsin with the Wisconsin Department of Natural Resources on a timely basis, and alleges that WPL is currently operating the Columbia Energy Center without the necessary air permit. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Wisconsin Power and Light Company Press Release dated March 13, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: March 14, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and General Counsel
Date: March 14, 2008	WISCONSIN POWER AND LIGHT COMPANY
By: /s/ Barbara J. Swan
Barbara J. Swan
President

ALLIANT ENERGY CORPORATION
WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K
Dated March 13, 2008

Exhibit No.	Description

(99.1)	Wisconsin Power and Light Company Press Release dated March 13, 2008.

4